Schedule of Investments (unaudited)
November 30, 2025
iShares® MSCI Kuwait ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 1.4%
Agility Public Warehousing Co. KSC	2,593,532	$1,208,943
Banks — 57.5%
Al Ahli Bank of Kuwait KSCP	1,886,585	1,745,873
Boubyan Bank KSCP	89,922	207,118
Burgan Bank SAK	1,785,409	1,309,127
Gulf Bank KSCP	2,540,846	2,948,830
Kuwait Finance House KSCP	7,475,703	19,386,414
Kuwait International Bank KSCP	1,561,852	1,343,707
Kuwait Projects Co. Holding KSCP(a)	3,855,872	1,103,436
National Bank of Kuwait SAKP	5,831,428	19,078,240
Warba Bank KSCP(a)	2,912,716	2,761,410
		49,884,155
Capital Markets — 3.4%
Boursa Kuwait Securities Co. KPSC	161,229	2,048,519
Noor Financial Investment Co. KSC	693,755	927,451
		2,975,970
Chemicals — 1.4%
Boubyan Petrochemicals Co. KSCP	617,976	1,187,835
Construction & Engineering — 1.1%
Combined Group Contracting Co. SAK	286,312	924,370
Consumer Finance — 1.3%
Arzan Financial Group for Financing & Investment KPSC	945,906	1,085,301
Diversified Consumer Services — 1.5%
Humansoft Holding Co. KSC	160,562	1,287,321
Electrical Equipment — 1.5%
Gulf Cable & Electrical Industries Co. KSCP	193,900	1,321,551
Energy Equipment & Services — 0.9%
Heavy Engineering & Ship Building Co. KSCP, Class B	269,875	800,842
Financial Services — 3.2%
A'ayan Leasing & Investment Co. KSCP	1,367,933	940,328
Alimtiaz Investment Group KSC(a)	4,033,738	824,055
National Investments Co. KSCP	1,067,873	1,026,508
		2,790,891
Security	Shares	Value
Food Products — 1.3%
Mezzan Holding Co. KSCC	244,226	$1,144,670
Hotels, Restaurants & Leisure — 0.9%
IFA Hotels & Resorts-KPSC(a)	223,576	788,618
Independent Power and Renewable Electricity Producers — 0.8%
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	1,397,769	714,936
Industrial Conglomerates — 3.5%
Arabi Group Holding KSC	852,199	669,099
National Industries Group Holding SAK	2,508,658	2,346,018
		3,015,117
Passenger Airlines — 1.3%
Jazeera Airways Co. KSCP	194,889	1,093,334
Real Estate Management & Development — 10.8%
Commercial Real Estate Co. KSC	2,574,894	1,687,996
Kuwait Real Estate Co. KSC(a)	1,398,732	1,783,182
Mabanee Co. KPSC	857,485	3,005,877
National Real Estate Co. KPSC(a)	3,669,414	926,469
Salhia Real Estate Co. KSCP	919,351	1,233,988
United Real Estate Co. SAKP(a)	1,098,745	766,898
		9,404,410
Specialty Retail — 1.4%
Ali Alghanim Sons Automotive Co. KSCC	340,205	1,249,099
Trading Companies & Distributors — 1.0%
Integrated Holding Co. KCSC	510,462	832,037
Wireless Telecommunication Services — 5.6%
Kuwait Telecommunications Co.	593,434	1,239,261
Mobile Telecommunications Co. KSCP	2,150,584	3,643,277
		4,882,538
Total Investments — 99.8% (Cost: $67,886,370)		86,591,938
Other Assets Less Liabilities — 0.2%		173,623
Net Assets — 100.0%		$86,765,561

(a)	Non-income producing security.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended November 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/25	Shares Held at 11/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$—	$—	$0 (b)	$—	$—	$—	—	$841	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Schedule of Investments (unaudited)(continued)
November 30, 2025
iShares® MSCI Kuwait ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	2	12/19/25	$138	$(3,506)
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
• Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$39,088,146	$47,503,792	$—	$86,591,938
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(3,506)	$—	$—	$(3,506)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used

Schedule of Investments (unaudited)(continued)
November 30, 2025
iShares® MSCI Kuwait ETF

in determining fair value:
Assets	Common Stocks
Opening balance, as of August 31, 2025	$1,074,142
Transfers into Level 3	—
Transfers out of Level 3	1,074,142
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Closing balance, as of November 30, 2025	$—
Net change in unrealized appreciation (depreciation) on investments still held at November 30, 2025(a)	$(405,043)
(a) Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at November 30, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.